                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that James C. Harris constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ James C. Harris
                                        ----------------------
                                           James C. Harris


Dated:  December 8, 1993

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Richard M. Leach constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Richard M. Leach
                                       ----------------------
                                          Richard M. Leach


Dated:  December 8, 1993

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Robert C. Brown constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ Robert C. Brown
                                        ----------------------
                                            Robert C. Brown

Dated:  December 8, 1993

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Donald H. Burkhardt constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, Anthony C.J. Nuland and Robert M. Nelson and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                       /s/ Donald H. Burkhardt
                                      -------------------------
                                         Donald H. Burkhardt

Dated:  December 8, 1993

                           CORE TRUST (DELAWARE)

                             POWER OF ATTORNEY
                     WITH RESPECT TO INTERNATIONAL FUND

     KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, a registered open-end management investment company, to the extent such Registration Statement relates to International Fund, a series of Norwest Funds which intends to invest in International Portfolio of Core Trust (Delaware) (the "Fund"), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement as it applies to the Fund and no other series of Norwest Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Costas Azariadis
                                       ----------------------
                                          Costas Azariadis

Dated:  November 9, 1994

                           CORE TRUST (DELAWARE)

                             POWER OF ATTORNEY
                     WITH RESPECT TO INTERNATIONAL FUND

     KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, a registered open-end management investment company, to the extent such Registration Statement relates to International Fund, a series of Norwest Funds which intends to invest in International Portfolio of Core Trust (Delaware) (the "Fund"), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement as it applies to the Fund and no other series of Norwest Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                         /s/ James C. Cheng
                                        --------------------
                                           James C. Cheng

Dated:  November 9, 1994

                           CORE TRUST (DELAWARE)

                             POWER OF ATTORNEY
                     WITH RESPECT TO INTERNATIONAL FUND

     KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Norwest Funds, a registered open-end management investment company, to the extent such Registration Statement relates to International Fund, a series of Norwest Funds which intends to invest in International Portfolio of Core Trust (Delaware) (the "Fund"), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement as it applies to the Fund and no other series of Norwest Funds, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ J. Michael Parish
                                       -----------------------
                                          J. Michael Parish

Dated:  November 9, 1994